JACOBS & COMPANY MUTUAL FUND

Ticker Symbol: JACOX

CUSIP: 007 989 775

Shareholder Services toll free 1-877-560-6823

www.jacobsandcompany.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Prospectus dated June 3, 2005

Overview of the Fund

Performance Information

Fees and Expenses

Investment Objective and Principal Investment Strategies

Principal Risks of Investing in the Fund

Investment Advisor

Shareholder Services

Pricing of Fund Shares

Dividends and Distributions

Tax Consequences

Rule 12b-1 Fees

Financial Highlights

PRIVACY NOTICE

JACOBS & COMPANY MUTUAL FUND

Ticker Symbol: JACOX

CUSIP: 007 989 775

Shareholder Services toll free 1-877-560-6823

A balanced approach to income and capital growth.

The Jacobs & Company Mutual Fund (the “Fund”) seeks a combination of current income and growth of capital, consistent with preservation of capital.  The Fund’s investment program emphasizes stock investments in large U.S. companies, fixed-income investments, including investments in U.S. Government agency mortgage-backed securities, and for additional income, the writing of covered call options on its stock holdings.  Jacobs & Company is the investment advisor (the “Advisor”) to the Fund.  The Fund is a series of Northern Lights Fund Trust.

Please see the Fund’s privacy notice on the inside back cover of this Prospectus.

Prospectus dated June 3, 2005

Overview of the Fund

What is the Fund’s investment goal?	The Fund seeks a combination of current income and growth of capital, consistent with preservation of capital.
What are the Fund’s principal investment strategies?

The Fund invests in a combination of equity and fixed-income securities.  Although the percentage of assets allocated between equity and fixed-income securities is flexible, under normal market conditions, the Advisor expects that at least 40% of the Fund’s assets will be invested in fixed-income securities.  The equity securities held by the Fund will include common stocks of large-capitalization domestic companies.  Covered call options will be written on equity securities to enhance total return.  Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.  The fixed-income securities held by the Fund consist, in normal circumstances, primarily of mortgage-backed securities issued by the Government National Mortgage Association, but may also include other U.S. Government and corporate bonds, notes and bills, preferred stocks, and money market instruments.  The mixture of fixed-income securities may be adjusted depending on market conditions.

In selecting equity securities for the Fund, the Advisor seeks growth stocks it believes to be of high-quality, based on its analysis of factors such as potential earnings growth, price to earnings ratio, strength of management, product development and dividend history.  In selecting fixed-income securities, the Advisor seeks safety of principal, monthly or other periodic cash flows and above-average yield, with a sensitivity to risk.

For a more detailed discussion on the Fund’s principal investment strategies, please see the section of this prospectus entitled, “Investment Objective and Principal Investment Strategies.”
What are the principal risks of investing in the Fund?

There is the risk that you could lose money on your investment in the Fund or that the strategies pursued will not achieve the Fund’s objectives.  This could occur, for example, if any of the following events happen:

•   The stock market goes down and the value of the equity securities held by the Fund similarly declines.

•   Interest rates go up and the value of the fixed income securities held by the Fund declines.

•   Premiums received upon the sale of covered calls by the Fund do not fully offset the loss of appreciation of underlying securities with respect to the options that are exercised.

•   Fund expenses, including transaction expenses resulting from portfolio turnover, exceed investment return on the securities held by the Fund.

For a more detailed discussion on principal risks, please see the section of this prospectus entitled, “Principal Risks of Investing in the Fund.”

Who may want to invest in the Fund?

The Fund may be appropriate for investors who:

•   Are pursuing a long-term goal such as retirement.

•   Are seeking total return from both capital appreciation and income with a sensitivity to risk.

•   Are seeking exposure to the equity markets with less volatility than pure equity funds.

The Fund may not be appropriate for investors who:

•   Are pursuing a short-term goal.

•   Are investing emergency reserves.

Performance Information

The following performance information indicates some of the risks and returns of investing in the Fund.  The bar chart below illustrates how the Fund’s performance has varied from year-to-year.  The table illustrates the Fund’s average annual total return over time compared with a broad-based market index, as well as an index that is comprised of funds with the similar risk and return characteristics as the Fund.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return as of December 31*

                                                                                                            *The Fund’s year-to-date return as of March 31, 2005 was 0.47%.

During the period shown in the bar chart, the Fund’s highest quarterly return was 5.41% for the quarter ended December 31, 2004, and the lowest quarterly return was -10.75% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2004		Since Inception

	1 Year	(6/11/01)
Jacobs & Company Mutual Fund
Return Before Taxes	-0.08%	-2.32%
Return After Taxes on Distributions(1)	-0.95%	-2.91%
Return After Taxes on Distributions and Sale of Fund Shares(1),(2)	0.15%	-2.25%
S&P 100 Index(3)	4.45%	-3.23%
Lipper Balanced Fund Index(4)	8.99%	3.99%

(1)    After–tax returns are calculated using the historic highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)    These return figures may be higher than other return figures for the Fund because when a capital loss occurs upon the redemption of Fund shares, a tax deduction beneficial to the investor is provided.

(3)    The S&P 100 Index is an unmanaged capitalization-weighted index consisting of 100 large blue chip stocks across various industries.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

(4)    The Lipper Balanced Fund Index is an unmanaged, net asset value-weighted index of the 30 largest balanced mutual funds category as tracked by Lipper, Inc.  The mutual funds in this index generally have a similar investment objective as the Fund, although some funds comprising the index may have somewhat different investment policies or objectives.  Lipper rankings are based on total returns, including the reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.  The Lipper “since inception” value covers the period from June 14, 2001 through December 31, 2004.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses	2.02%
Total Annual Fund Operating Expenses	3.27%
Fee Reduction and/or Expense Reimbursement	(1.27%)
Net Annual Fund Operating Expenses*	2.00%

*       The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until such contractual arrangement is terminated by the Board of Trustees or the Fund’s Investment Advisory Agreement is terminated, to ensure that Net Annual Fund Operating Expenses will not exceed 2.00%.  The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund, up to three years from the date of such waiver of expense payment, provided that the Fund’s expenses are less than the limit agreed to by the Fund.  The Board of Trustees may terminate this expense reimbursement arrangement at any time.  Without the expense reimbursement, the Total Annual Fund Operating Expenses would have been 3.27%.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  The figures below are based on net annual fund operating expenses.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year $ 203
Three Years $ 888
Five Years $ 1,598
Ten Years $ 3,481

Investment Objective and Principal Investment Strategies

Investment Objective

The Fund’s investment goal is to seek a combination of current income and growth of capital, consistent with preservation of capital.

Principal Investment Strategies

The Advisor has the flexibility to select among different types of investments for growth and income and to alter the composition of the Fund’s portfolio as economic and market trends change.  Under normal market conditions, the Fund expects that between 40% and 60% of the Fund’s assets will be invested in fixed-income securities, and between 40% and 60% of its assets will be invested in equities.

Although the Fund is not restricted as to the capitalization of companies it will purchase, it is expected that the Fund will primarily invest in equity securities of large-capitalization domestic companies.  The Fund generally defines large-capitalization companies as those having a market capitalization of $5 billion or more.

The Advisor’s investment process identifies companies with positive earnings growth, rising relative price strength and positive company fundamentals.  While economic forecasting and industry/sector analysis play a part in the research effort, the Advisor’s stock selection process begins with individual company analysis.  This is often referred to as a “bottom-up” approach to investing.  From a group of companies that meet the Advisor’s standards, the Advisor selects the securities of those companies whose earnings are expected to grow over an extended period of time and that possess defensive characteristics, such as low to average price to earnings ratios, common dividends, and a beta (a statistical measure of a stock’s volatility) generally less than 1.00, indicating less volatility than the equity market as a whole.  In making its determination, the Advisor also considers other characteristics of a particular company, including new product development, strength of management and competitive market dynamics.

In pursuit of its investment goal, the Fund will write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price.  A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.  Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

In addition, the Fund may purchase call options that are not “covered” to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists.  Securities may also be sold when the Advisor believes the security has reached its appreciation potential, or when a company’s fundamentals are deteriorating.

Fixed-income securities held by the Fund include mortgage-backed securities guaranteed by the Government National Mortgage Association (known as GNMAs), U.S. agency obligations, investment grade corporate debt securities, U.S. Treasury obligations, preferred stock and money market instruments.  It is expected that at least 40% of the Fund’s assets will be invested in fixed-income securities under normal market conditions.  GNMAs represent interests in “pools” of mortgage loans that are backed by the full faith and credit of the U.S. Treasury.  The yields on GNMAs generally are higher than on U.S. Treasury securities with comparable maturities.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

Investment grade debt securities are those securities rated BBB or better by Standard & Poor’s Ratings Group or Baa or better by Moody’s Investors Service, Inc., or if unrated, determined by the Advisor to be of equal quality.  In selecting fixed-income securities, the Advisor uses a combined approach of technical and fundamental analysis.  The Advisor focuses on the anticipated direction of interest rates, the yield curve, and, in the case of GNMAs, principal repayment patterns, the demographics of the underlying mortgagors, geographic location of the mortgaged properties and other factors.  Analysis of corporate debt securities (and preferred stocks) encompasses, in addition, the same research approach that is used in purchasing equity securities for the Fund.

Factors that the Advisor considers in determining whether to sell a fixed-income security include the potential for prepayments, changes in the interest rate environment, and the allocation and maturity structure of the overall portfolio.

Temporary Investments

Under normal market conditions, the Fund will stay fully invested in stocks and/or fixed-income securities according to its principal investment strategies.  However, the Fund may depart from its principal investment strategies by making short-term investments in cash and cash equivalents in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover

The Fund may invest in short-term trading opportunities without regard to the length of time portfolio securities have been held when, in the opinion of the Advisor, investment and/or market considerations warrant such action.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the Fund’s recognition of  above-average amounts of net realized short-term investment gains and a correspondingly higher distribution of ordinary income dividends.

The Fund cannot accurately predict its future annual portfolio turnover rate, but it expects it to be approximately 150%.  It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets or individual issues or circumstances warrant such action, and may be higher.  For the fiscal years ended January 31, 2005 and January 31, 2004, the Fund’s annual portfolio turnover was 181.0% and 323.9%, respectively.  The Fund’s annual portfolio turnover rate is noted in the “Financial Highlights” section of this Prospectus.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling 1-877-560-6823.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.”  These risks are discussed in more detail below.

Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Fixed-Income Securities Risk.  The market value of fixed-income securities is sensitive to prevailing interest rates.  In general, when interest rates rise, a fixed-income security’s value declines and when interest rates decline, its market value rises.  Normally, the longer the remaining maturity of a security, the greater the effects of interest rate changes on the market value of the security.  In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of fixed-income securities of that issuer.

The Fund’s investments in mortgage-backed securities will be subject to prepayment risk, which is the risk that the borrowers of the underlying mortgages will prepay principal more rapidly than is anticipated.  When interest rates decline, homeowners tend to refinance their mortgages, which generally increases rates of prepayment among borrowers.  As a result, the Fund may lose the benefit of the higher yielding underlying mortgages that are being prepaid and may have to seek opportunities in other, less attractive securities.  This could cause a decrease in the Fund’s income and share price.

Options Risk.  Covered call options, such as those written by the Fund, enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times.  Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates.  For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the “Tax Consequences” section of this Prospectus.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains.  This may mean that you would be likely to have a higher tax liability.  A high portfolio turnover rate may also lead to higher transactions costs, which could negatively affect the Fund’s performance.

Investment Advisor

Jacobs & Company, established in 1988, is the Advisor to the Fund.  The Advisor’s address is 300 Summers Street, Suite 970, Charleston, West Virginia, 25301.  The Advisor provides investment advisory services to individual and institutional clients.  The Advisor provides advice on buying and selling securities.  The Advisor provides management services with respect to the Fund’s investment portfolio, furnishes office space for the Fund and provides most of the personnel needed by the Fund.  For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets at the annual rate of 1.00%.  For the fiscal year ended January 31, 2005, the Advisor received advisory fees of 0% of the Fund’s average daily net assets, net of fee waivers and expense reimbursements.

Portfolio Manager

John M. Jacobs, founder and President of the Advisor since 1988, is responsible for the day-to-day management of the Fund’s portfolio.  Robert J. Kenney, Vice President of the Advisor since March 2000, is assistant portfolio manager of the Fund.

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in each fund that he manages.

Shareholder Services

How to Buy Shares

You may open a Fund account with $2,000 and add to your account at any time with $100 or more.  You may open a retirement account with $1,000 and add to your account at any time with $100 or more.  After you have opened a Fund account, you may also make automatic subsequent monthly investments with $100 or more through the Automatic Investment Plan.  The minimum investment requirements may be waived from time to time by the Fund.

The Fund will not accept payment in cash, cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

You may purchase shares of the Fund by check or wire.  Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form as discussed in this Prospectus.  All purchases by check must be in U.S. dollars.  The Fund is not required to issue share certificates.  The Fund reserves the right to reject any purchase in whole or in part.  Shares of the Fund are not registered for sale outside of the United States.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-560-6823 if you need assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Check

If you are making an initial investment in the Fund, simply complete the Application Form included with this Prospectus and mail it with a check (made payable to “Jacobs & Company Mutual Fund”) by regular mail or overnight deliver to:

Jacobs & Company Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE   68137

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction.  Detach the stub from the statement and mail it together with a check made payable to “Jacobs & Company Mutual Fund” to the Fund in the envelope provided with your statement or to the address noted above.  Your account number should be written on the check.

If your check is returned for any reason, a $25 fee will be assessed against your account.  You will be responsible for any losses suffered by the Fund as a result.

By Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied.

Your bank should transmit immediately available funds by wire to:

First National Bank of Omaha

ABA #: 104000016

For Credit to: Jacobs & Company Mutual Fund

DDA#:  110192002

FBO:  Jacobs & Company Mutual Fund

Name/Title on Account

If you are making a subsequent purchase, your bank should wire funds as indicated above.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-560-6823.  Your bank may charge you a fee for sending a wire to the Fund.

Through Brokers

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent.  If the broker or authorized agent receives your order by 4:00 p.m. Eastern Time you will pay or receive the next price calculated by the Fund.  The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records.  The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge you a fee for handling your order.  The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan.  Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100.  If you wish to enroll in this Plan, complete the appropriate section in the Account Application or contact the Transfer Agent.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.  Your termination letter must be received by the Transfer Agent sufficiently in advance of the next scheduled withdrawal.

Retirement Plan

The Fund offers an Individual Retirement Account (“IRA”) plan.  You may obtain information about opening an IRA account by calling toll free 1-877-560-6823.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange (“NYSE”) are open for business.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

You may redeem your shares by simply sending a written request to the Transfer Agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  Certain redemptions require a medallion signature guarantee.  You should send your redemption request by regular mail or overnight delivery to:

Jacobs & Company Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE   68137

Medallion Signature Guarantee

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•      If ownership is changed on your account

•      If redemption proceeds are to be sent to a different address than that registered on the account

•      If the proceeds are to be made payable to someone other than the account’s owner(s)

•      If redemption proceeds are to be transmitted by federal wire transfer to a bank other than the bank of record

•      If a change of address request has been received by the Transfer Agent within the last 30 days

•      For all redemptions of $50,000 or more from any shareholder account

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent toll free at 1-877-560-6823 before the close of regular trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Redemption proceeds will be processed on the next business day to the address that appears on the Transfer Agent’s records.  If requested by you, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application.  The minimum amount that may be wired is $1,000.  Wire charges, if any, will be deducted from your redemption proceeds.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application.  Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before executing an instruction received by telephone, the Fund and the Transfer Agent may use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures will include recording the telephone call and asking the caller for certain personal identification information.  If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent toll free at 1-877-560-6823 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus.  If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund.  If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Automatic Redemptions

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

Redemption-in-Kind

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio.  It is not expected that the Fund would do so except in unusual circumstances.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program.  If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100.  You may choose to receive a check each month or calendar quarter.  Your Fund account must have a value of at least $10,000 in order to participate in this Program.  This Program may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Frequent Purchases and Redemptions

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Upon instructions from the Advisor, the service providers will take immediate action to stop any further short-term trading by such participants.

Pricing of Fund Shares

The price of Fund shares is based on the Fund’s net asset value. The net asset value of the Fund’s shares is determined by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding.  The Fund’s assets are the value of securities held in its portfolio, plus any cash and other assets. The Fund’s liabilities are fees and expenses it owes.  The number of Fund shares outstanding is the amount of shares that have been issued to shareholders.  The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received in proper form. The net asset value of shares of each class of the Fund’s shares is determined as of the close of regular trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Fund’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events in the securities market and/or world events cause the Fund’s management to believe that a security’s last sale price may not reflect its actual market value.    Pursuant to procedures adopted by the Fund’s Board of Trustees, the continued appropriateness of fair valuation determinations is reported to the Board of Trustees on a quarterly basis and is monitored by the Fund’s Fair Value Committee and the Advisor.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced, however, there can be no assurances that the fair value assigned to a security reflects a price for which the security will trade Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's net asset value by short term traders.

Dividends and Distributions

The Fund will normally declare and pay distributions of dividends and capital gains, if any, at least annually, in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share by the amount of the dividend or distribution.  You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared would be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term, and the Fund cannot predict the amount or character of any distributions. Net gains from the Fund’s option strategy generally will be short-term capital gains which, to the extent distributed, will be taxable to Common Shareholders as ordinary income. The Board may modify this distribution policy at any time without obtaining shareholder approval.

Tax Consequences

The Fund intends to make distributions of dividends and may be able to designate a portion of the distribution as a capital gain distribution eligible for treatment as long-term capital gains.  Ordinary dividends are taxable to you as ordinary income or qualified dividend income.  Capital gain distributions will be limited to the amount by which the Fund’s net long-term capital gains exceed its net short-term capital losses.  Your eligibility to claim the favorable tax treatment granted to capital gains dividends does not depend on how long you have owned your Fund shares.  In general, net short-term capital gains in excess of net long-term capital losses are included in ordinary dividends and are subject to tax at ordinary income tax rates.

Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Fund shares.  Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses

You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

The Fund expects to generate premiums from the writing of call options.  The Fund will recognize short-term capital gains upon the expiration of an option that it has written.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses.  Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times, including as short-term rather than long-term capital gains. To the extent the Fund’s income is derived from option premiums or short-term capital gains, when such income is distributed as dividends to Fund shareholders such dividend income will not be eligible for treatment as qualified dividends and will be subject to tax at ordinary income tax rates.

Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.  This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders.  The annual distribution and service fee is up to 0.25% of the Fund’s average daily net assets which is payable to the Advisor, as Distribution Coordinator.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Financial Highlights

This table is intended to help you understand the Fund’s financial performance during the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker for the fiscal years ended January 31, 2005 and January 31, 2004 and by other auditors for the periods ended January 31, 2003 and 2002.  Tait, Weller & Baker’s report and the Fund’s financial statements are included in the Fund’s current annual report dated January 31, 2005, which is available free of charge upon request.

For a share outstanding throughout each period

	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	June 11, 2001* Through
	2005	2004	2003	January 31, 2002
Net asset value, beginning of period	$8.86	$9.20	$10.18	$10.00
Income from investment operations:
Net investment income	0.13	0.16	0.13	0.06
Net realized and unrealized gain/(loss) on investments	(0.24)	(0.33)	(0.98)	0.21
Total from investment operations	(0.11)	(0.17)	(0.85)	0.27

Less Distributions:
From net investment income	(0.27)	(0.17)	(0.13)	(0.07)
From net realized gain on investments	--	--	--	(0.02)
Total distributions	(0.27)	(0.17)	(0.13)	(0.09)

Net asset value, end of period	$8.48	$8.86	$9.20	$10.18

Total return	(1.23%)	(1.89%)	(8.39%)	2.74%	+

Ratios/supplemental data:
Net asset, end of period (thousands)	$6,233	$9,761	$11,532	$9,931
Ratio of expenses to average net assets:
Before expense reimbursement	3.27%	2.78%	3.54%	5.96%	**
After expense reimbursement	2.00%	2.00%	2.00%	2.00%	**
Ratio of net investment income to average net assets:
After expense reimbursement	1.21%	1.58%	1.50%	1.57%	**
Portfolio turnover rate	181.0%	323.9%	190.7%	49.7%	+

*      Commencement of operations.

+      Not annualized.

**    Annualized.

This Page Intentionally Left Blank

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•         Information we receive about you on applications or other forms;

•         Information you give us orally; and

•         Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

JACOBS & COMPANY MUTUAL FUND

a series of Northern Lights Fund Trust (the “Trust”)

For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its fiscal year.

You can get free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Jacobs & Company Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE   68137

Telephone: 1-877-560-6823

The Fund also makes available its SAI and annual and semi-annual reports, free of charge, on the Internet at http://www.jacobsandcompany.com.

You can review and copy information including the Fund’s SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  Reports and other information about the Fund are also available:

•         Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or

•         For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

•         For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act

file number is 811-21720)

STATEMENT OF ADDITIONAL INFORMATION

dated June 3, 2005

JACOBS & COMPANY MUTUAL FUND

300 Summers Street, Suite 970

Charleston,

West Virginia 25301

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated June 3, 2005, as may be revised, of the Jacobs & Company Mutual Fund (the “Fund”), a series of Northern Lights Fund Trust (the “Trust”).  Jacobs & Company (the “Advisor”) is the investment advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by calling 1-877-560-6823.

The Fund’s financial statements for the fiscal year ended January 31, 2005 are incorporated herein by reference to the Fund’s Annual Report dated January 31, 2005.  A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

THE TRUST

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

DISCLOSURE OF PORTFOLIO HOLDINGS

MANAGEMENT

INVESTMENT ADVISORY AND OTHER SERVICES

PORTFOLIO TRANSACTIONS AND BROKERAGE

REVENUE SHARING ARRANGEMENTS

PORTFOLIO TURNOVER

DETERMINATION OF NET ASSET VALUE

PURCHASE AND REDEMPTION OF SHARES

TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

ANTI-MONEY LAUNDERING PROGRAM

PROXY VOTING POLICY

GENERAL INFORMATION

FINANCIAL STATEMENTS

APPENDIX A

APPENDIX B

THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust on January 19, 2005.  This SAI relates only to the Fund and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company.  Such registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain information contained in the Registration Statement filed with the SEC on June 3, 2005.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital.  The Fund is diversified (see fundamental investment restriction (6) under “Investment Restrictions”).  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus.  There can be no guarantee that the Fund’s objective will be attained.

Mortgage-Backed Securities.  The Fund will invest in mortgage-backed securities.  These include Government National Mortgage Association (“GNMA”) certificates, Federal National Mortgage Association (“FNMA”) certificates and Federal Home Loan Mortgage Corporation (“FHLMC”) certificates.  The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (obligations supported only by the credit of the issuer, but do not give the issuer the right to borrow from the U.S. Treasury, and are not guaranteed by the U.S. Government); the Federal Home Loan Bank (obligations supported by the right of the issuer to borrow from the U.S. Treasury to meet its obligations but are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (the obligations of each supported by the right of the issuer to borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (obligations backed by the full faith and credit of the United States).  The Fund may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans.  The payments to the security holders (such as the Fund), like the payments on the underlying loans, generally represent both principal and interest.  Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders frequently receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages.  When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security.  Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

GNMA Certificates.  GNMA Certificates are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans.  In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity.  GNMA Certificates that the Fund purchases are the “modified pass-through” type.  “Modified pass-through” GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA Guarantee.  The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FMHA”), or guaranteed by the Department of Veterans Affairs (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. Government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Life of GNMA Certificates.  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool.  The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders.  Rather, it will invest such payments in additional mortgage-backed securities of the types described above.  Interest received by the Fund will, however, be distributed to shareholders.  Foreclosures impose no risk to principal investment because of the GNMA guarantee.  As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

Yield Characteristics of GNMA Certificates.  The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.  First, Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Securities.  FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”).  PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

FNMA Securities.  FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”).  FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

U.S. Government Securities.  U.S. Government securities in which the Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States.  Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury.  Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury.  If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.

Other Fixed Income Securities.  Other Fixed-income securities in which the Fund may invest include traditional debt securities issued by corporations, such as bonds and debentures, debt securities that are convertible into common stock and preferred stock.

Fixed income securities that will be eligible for purchase by the Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

The Fund reserves the right to invest up to 5% of its assets in securities rated lower than BB by S&P or lower than Baa by Moody’s.  Lower-rated securities generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security.  If a security's rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.  The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Among the fixed-income securities in which the Fund may invest are convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A preferred stock is a blend of the characteristics of a bond and common stock and, based upon the dividend rights and priority in the capital structure of the issuer, is considered a fixed-income security for purposes of the investment guidelines of the Fund.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer by dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Options.  The Fund may for hedging purposes, and in order to generate additional income, write call options on a covered basis.  Premiums received on the sale of such options are expected to enhance the income of the Fund.

The purchaser of a call option has the right to buy, and the writer (in this case the Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period.  The advantage to the Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income.  However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.  A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both.  The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of the underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security that it might otherwise wish to sell, or deliver a security it would want to hold.  Options written by the Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

The Fund may also purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  The Fund’s purchase of put options is limited to no more than 5% of the value of its net assets.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  The ability of the Fund to engage in options strategies depends also upon the availability of a liquid market for such instruments.  There can be no assurance that such a liquid market will exist for such instruments.

Foreign Securities.  The Fund may invest up to 5% of its total assets in foreign securities, including Depositary Receipts, which are described below.  The Fund expects that its investments in foreign issuers, if any, will generally be in companies which generate substantial revenues from U.S. operations and which are listed on U.S. securities exchanges.  Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations.  There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Foreign securities may be less liquid and more volatile than comparable U.S. securities.  Foreign settlement procedures and trade regulations may involve certain expenses and risks.  One risk would be the delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad.  It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of the Fund's investments in certain foreign countries.  Foreign laws may restrict the ability to invest in certain issuers or countries and special tax considerations will apply to foreign securities.

Depositary Receipts.  American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect to the deposited securities.

Investment Company Securities.  The Fund may invest in shares of other investment companies.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions.  Pursuant to current law, the Fund intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Illiquid Securities.  The Fund may not invest more than 5% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.  The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust’s Board of Trustees (the “Board”), to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

When-Issued Securities.  The Fund may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis.  The Fund’s Custodian will segregate liquid assets equal in value to commitments for when-issued securities.

Money Market Instruments.  The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix B.

Repurchase Agreements.  The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period.  This procedure results in a fixed rate of return insulated from market fluctuations during such period.  A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.  Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.  All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 102% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board believes will give it a valid, perfected security interest in the collateral.  Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established.  This might become an issue in the event of the bankruptcy of the other party to the transaction.  In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral.  The Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.  Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund’s restrictions on purchases of illiquid securities.  Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.         Make loans to others, except (i) through the purchase of debt securities in accordance with its investment objectives and policies, (ii) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.         Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions.

3.         Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.  (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4.         Purchase or sell real estate, commodities or commodity contracts (the Fund reserves the right, upon notice to shareholders to engage in futures contracts in furtherance of its investment objective);

5.         Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry.  (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6.         Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Fund may not:

7.         Purchase any security if, as a result, the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

8.         Invest in any issuer for purposes of exercising control or management.

9.         Invest in securities of other investment companies except as permitted under the 1940 Act.

10.       Invest, in the aggregate, more than 5% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

11.       Invest, in the aggregate, more than 10% of its net assets in (a) foreign securities, (b) the purchase of put options, and (c) securities described in restriction 10 immediately above (with each such investment category not to exceed 5% of its net assets).

12.       With respect to fundamental investment restriction 2 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q sixty days after the end of the Fund’s first and third fiscal quarters.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, no sooner than thirty days after the end of each month, a complete schedule of its portfolio holdings as of the last day of the month.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on Form N-CSR or Form N-Q via http://www.sec.gov.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient understands that it is subject to a duty to keep the information confidential, including the duty not to trade on inside information.  The Fund has not adopted procedures to monitor third parties’ use of such information.

•     The Advisor. Personnel of the Advisor, including personnel responsible for managing the Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•     Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund.  Gemini’s personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for Gemini to provide the agreed-upon services for the Fund.

•     The Bank of New York. The Bank of New York is custodian for the Fund.  and its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for the Bank to provide the agreed-upon services for the Fund.

•     Ranking Agencies.  Morningstar and Lipper may also receive the Fund’s full portfolio holdings, generally monthly on a 30-day delayed basis.

Additions to List of Approved Recipients. The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on Form N-CSR or Form N-Q via http://www.sec.gov.  In such cases, the recipient must have a legitimate business need for the information and must understand that it is subject to a duty to keep the information confidential, including the duty not to trade on inside information.

Compliance With Portfolio Holdings Disclosure Procedures. The Fund’s Chief Compliance Officer will report periodically to the Board of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board of Trustees any updates to the portfolio holdings disclosure policies and procedures.

Other than as described above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.  Neither the Fund nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Below is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan (59)	Trustee	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation; President, Union Pacific Technologies Transportation System, Inc.	N/A	AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust IIRAILINC Corporation; Fenix.
Anthony J. Hertl (55)	Trustee	Consultant to small and emerging businesses since 2000; Retired, Vice President of Finance and Administration of Marymount College, Tarrytown, New York (1996-2000)	N/A	AdvisorOne Funds; Merit Advisors Invesment Trust; Merit Advisors Investment Trust II; Satuit Capital Management Trust.
Gary Lanzen (50)	Trustee	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	N/A	AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.

Interested Trustees and Officers

Name, Address and Age	Position*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Miola** (52)	Trustee

Chief Executive Officer and Manager, Gemini Fund Services, LLC; Co-Owner and Co-Managing Member, NorthStar Financial Services Group, LLC; Manager, Orion Adviser Services, LLC; Manager, CLS Investment Firm, LLC; Manager, GemCom, LLC; Manager, Fund Compliance Services, LLC; President & Director, Cannon Express Corp.; Private Investor & Businessman; formerly (1983-2001), Founder of American Data Services, Inc.

			N/A	AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Constellation Trust Co.
Michael Wagner (53) 150 Motor Parkway, Suite 250 Hauppauge, NY 11788	President

President and Manager, Gemini Fund Services, LLC (2004-Present); Chief Operating Officer, Fund Compliance Services, LLC; Chief Operating Officer, GemCom, LLC; Director, Constellation Trust Co.; Sr. Vice President, Gemini Fund Services, LLC (1998-2003)

Emile R. Molineaux (42) 150 Motor Parkway, Suite 205 Hauppauge, NY 11788	Secretary	General Counsel and Senior Vice President and CCO, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)
Andrew Rogers (35) 150 Motor Parkway, Suite 205 Hauppauge, NY 11788	Treasurer

Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC,President, Fund Compliance Services, LLC, President, GemCom, LLC  (2001-Present);; Vice President, JP Morgan Chase & Co. (1998-2001).

____________________

* The term of office of each Trustee listed above began during the year 2005 and will continue indefinitely.

**      Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with  Aquarius Fund Distributors, LLC, the Trust’s Distributor.

Compensation

Each Trustee who is not affiliated with the Trust, or the Advisor will receive a per meeting fee of $150.00 as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

For the fiscal year ended January 31, 2005, the Independent Trustees received from the Advisors Series Trust, of which the Fund was formerly a series thereof,  an annual trustee fee of $$8,794 with respect to the Fund, with no additional fee for special meetings.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Board Committees

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and meets at least once annually.

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.

CODES OF ETHICS

The Trust, the Advisor, and Aquarius Fund Distributors, LLC (the “Distributor”) each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) which underscores the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

A general statement of voting policy and specific voting positions has been established by the Advisor. This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  There will be regular review of this policy.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Advisor will abstain from voting the securities held by that client’s account.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request by calling toll-free, 1-877-560-6823, or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-877-560-6823 and will be sent within three business days of receipt of a request.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of April 5, 2005, no Independent Trustee of the Trust beneficially owned shares of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.  Furthermore, neither the Independent Trustees nor members of their immediate families, owned, as of December 31, 2004, securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or Distributor.  In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families conducted any transactions (or series of transactions) in which the amount involved exceeded $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.  As of As of May 3, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
John J. & Carol E. Harper 300 Summers Street, Suite 970 Charleston, WV 25301	8.95%	Beneficial

First Clearing, LLC FBO Keystone Industries, LLC 300 Summers Street, Suite 970 Charleston, WV 25301	6.06%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Trust has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Jacobs & Company, 300 Summers Street, Suite 970, Charleston, West Virginia, 25301, with respect to the Fund.  Jacobs & Company is referred to in this SAI as the “Advisor.”  The Advisor is a wholly-owned subsidiary of NELX, Inc., a West Virginia-based public holding company.  John M. Jacobs is President of both the Advisor and NELX, Inc., and portfolio manager of the Fund.  Robert J. Kenney is Vice President of the Advisor and assistant portfolio manager of the Fund.  The Advisor is entitled to receive investment advisory fees, which are accrued daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically if it is assigned, and is terminable at any time without penalty by the Trustees of the Trust or with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.  The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or the Fund, except that the Advisor and its personnel shall not be protected against any liability to the Trust, the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

In approving the Advisory Agreement on behalf of the Fund at a meeting held on March 23, 2005, the Board (including the Independent Trustees) considered, among other things, the following matters: information regarding the Advisor including matters relating to the Advisor’s personnel and financial condition; the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreement; the fees paid to and expenses borne by the Advisor; the Fund’s expense limitation, fee waiver, and performance of the Fund relative to the Fund’s benchmark; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreement; and the Fund’s brokerage, related commissions, and the use of soft dollars by the Advisor.  In addition, the Board discussed: the Advisor’s performance (on an absolute and relative basis); the Advisor’s adherence to compliance procedures; the Advisor’s marketing activity; the overall quality of services provided to the Fund; and the cost structure of the Fund relative to its peer group.  John Jacobs discussed the history of the Advisor and the development of the investment strategy utilized in connection with the Fund.  He also discussed the use of GNMAs and covered call options by the Fund, as well as the Fund’s “buy and hold” strategy.  Mr. Jacobs explained the circumstances surrounding the Fund’s asset fluctuations over time, as well as the Advisor’s strategies to retain and grow assets in the future.   He then discussed the Fund’s performance history and explained his strategy to enhance Fund performance.  After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the Advisory Agreement should be approved for an initial term of two years.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.  However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Advisor has agreed that, in the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s expense limitation, the Advisor will reduce its advisory fee (which fee is described below) in the amount equal to such excess expenses.  The amount of any such reduction to be borne by the Advisor will be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Advisor will pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Fund is responsible for its own operating expenses.  Any such reductions made by the Advisor in its fees or payment of expenses that are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations.  Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

For the fiscal periods indicated below, the Fund paid the following advisory fees to the Advisor.

	Advisory Fees
	Paid During Fiscal Years Ended January 31,
	2005	2004	2003
Fees Accrued	$83,256	$108,133	$105,853
Fees and Expenses Waived/Absorbed by Advisor	$104,685	$83,963	$163,327
Total Fees and Expenses Paid Advisor	($21,429)	$24,170	($57,474)

Service Providers

               Administrator. The administrator for the Trust is Gemini Fund Services, LLC, (“GFS” or the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement (the “Administration Agreement”) with the Trust, the Administrator provides administrative services to the Fund, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Agreement was initially approved by the Board at a meeting held on March 23, 2005.  The Administration Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of a minimum annual fee or 0.10% on first $100 million of net assets 0.08% on next $150 million of net assets and  0.06% on net assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Administrator a minimum annual fee, plus a fixed amount for each additional share class and 2 basis points or 0.02% on net assets of $25 million to $100 million and 1 basis point on net assets greater than $100 million. The Fund also pays the Administrator for any out-of-pocket expenses.

Prior to the engagement of GFS as Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Former Administrator”), served as administrator for the Fund.  The Former Administrator provided certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Trust all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Former Administrator did not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

For the fiscal periods indicated below the Fund paid the following fees to the Former Administrator.

	Administration Fees
	Paid During Fiscal Years Ended January 31,
	2005	2004	2003
U.S. Bancorp Fund Services, LLC	$30,000	$36,000	$36,000

Transfer Agent.  Gemini Fund Services, LLC (“GFS” or the “Transfer Agent”), 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Transfer Agency Service Agreement (“Transfer Agency Agreement”). Under the Transfer Agency Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Prior to the engagement of GFS, U.S. Bancorp Fund Services, LLCserved as transfer, dividend paying, and shareholder servicing agent for the Fund.

Custodian. Bank of New York (“BONY”) serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between BONY and the Trust.  BONY’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian Agreement, BONY also provides certain accounting and pricing services to the Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Advisor; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.  BONY’s principal place of business is One Wall Street, New York, New York 10286.

 Independent Registered Public Accounting Firm. Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm  for the Fund.

            Legal Counsel.  Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 is counsel to the Fund.

Distributor.  Aquarius Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust  pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Prior to the engagement of the Distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 was the Fund’s distributor

Distribution Plan

Pursuant to a plan of distribution adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), the Fund will compensate the Advisor as Distribution Coordinator in an amount equal to 0.25% of the Fund's average daily net assets for services primarily intended to result in the sale of the Fund's shares.  Services include, but are not limited to, (a) making payments, including incentive compensation, to agents and consultants to the Advisor, any affiliate of the Advisor or Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of Fund’s shares; (b) making payments to persons who provide support services in connection with the distribution of Fund’s shares and servicing of the Fund’s shareholders, including, but not limited to, personnel of the Advisor, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust’s transfer agency or other servicing arrangements; (c) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (e) preparing, printing and distributing sales literature pertaining to the Fund; and (f) obtaining whatever information analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable.  Such services and activities shall be deemed to be covered by the Plan whether performed directly by the Advisor, Distribution Coordinator, or by a third party.  The Plan provides for the compensation to the Advisor, as Distribution Coordinator, regardless of the Fund’s distribution expenses.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor and the Advisor, in their capacities as the Fund’s principal underwriter and Distribution Coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of Fund assets to finance distribution to of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

The Advisor accrued total 12b-1 expenses of $49,513 for the fiscal year ended January 31, 2005 of which the Fund paid a total of $20,814.  For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended January 31, 2005
Total Dollars Allocated
Advertising/Marketing	$2,875
Printing/Postage	$2,405
Payment to distributor	$0
Payment to dealers	$3,203
Compensation to sales personnel	$8,8288
Other	$3,503
Total	20,814

Portfolio Manager

Mr. John M. Jacobs is the principal portfolio manager and is responsible for the day-to-day management of the Fund. Mr. Robert J. Kenney also serves as a secondary portfolio manager for the Fund.  As of January 31, 2005, Mr. Jacobs and Mr. Kenney were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	1	$6.5 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	49	$20.2 million	0	0

Material Conflicts of Interest.  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, Mr. Jacobs and Mr. Kenney will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Jacobs and Mr. Kenney.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Mr. Jacobs and Mr. Kenney are compensated for their services by the Advisor.  Mr. Jacobs’ compensation consists of a fixed salary paid by the Advisor. Mr. Kenney’s compensation consisted of a fixed salary paid by the Advisor.  There is no benchmarking of compensation or bonuses to Fund performance or asset size.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of January 31, 2005.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Funds
John M. Jacobs	None
Robert J. Kenney	$100,001 - $500,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Advisor and who is appointed and supervised by senior officers of the Advisor.  Changes in the Fund's investments are reviewed by the Board.  The portfolio manager may serve other clients of the Advisor in a similar capacity.

Under the Advisory Agreement, the Advisor uses its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund.  In assessing the best overall terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Advisor, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis.  The Advisor is not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion preferential to other accounts it manages.

Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers.  In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer’s markup or markdown), the Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere.  The Advisor generally directs the Fund’s brokerage to one specific dealer with whom the Advisor has developed an effective working relationship involving its call-writing strategy.  In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.  From time to time, soliciting dealer fees are available to the Advisor on the tender of the Fund’s portfolio securities in so-called tender or exchange offers.  Such soliciting dealer fees are in effect recaptured for the Fund by the Advisor.  At present, no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor intends to cause the Fund to pay broker-dealers that provide brokerage and research services to the Advisor, the Fund and/or other accounts for which the Advisor exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to accounts over which the Advisor exercises investment discretion.  Not all of such services are useful or of value in advising the Fund.  The Advisor reports to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund.  The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The management fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor’s receipt of brokerage and research services.  To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Advisor serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor in carrying out its obligations to the Fund.  While such services are not expected to reduce the expenses of the Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if the Advisor should attempt to develop comparable information through its own staff.

In certain instances, there may be securities that are suitable for the Fund as well as one or more of the Advisor’s other clients.  Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives.  It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When the Fund or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.  The Board will review quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices of the industry.

It is not anticipated that any portfolio transactions will be executed with the Advisor or the Shareholder Servicing Agent, or with any affiliate of the Advisor or a Shareholder Servicing Agent, acting either as principal or as broker.

For the fiscal periods indicated below, the Fund paid the following in brokerage commissions:

	Aggregate Brokerage Commissions
	Paid During Fiscal Years Ended January 31,
2005	2004	2003
$151,504	$448,686	$443,026

REVENUE SHARING ARRANGEMENTS

The Advisor, out of its own resources and not out of Fund assets ( i.e ., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Fund and/or investors in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) a percentage of net assets; and/or (iii) as a fixed dollar-amount.

PORTFOLIO TURNOVER

The Fund may invest in short-term trading opportunities without regard to the length of time portfolio securities have been held when, in the opinion of the Advisor, investment and/or market considerations warrant such action.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized short-term investment gains. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.  See “Portfolio Transactions and Brokerage.”

The table below shows the Fund’s portfolio turnover rate for the following fiscal periods:

Portfolio Turnover
During Fiscal Year Ended January 31,
2005	2004	2003
181.0%	323.9%	190.7%

The Fund’s portfolio turnover rate was exceptionally high during the fiscal year ended January 31, 2004 as a result of inverted hedging activities, as well as the Advisor’s repositioning of the portfolio into a higher weighting of equities.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.  An example of how the Fund calculated its net asset value per share as of January 31, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
$6,232,855	=	$8.48
735,158

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

           The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, average of the quoted bid and asked prices.  An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.  With respect to fair valuation of securities, the trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value any foreign securities that it owns at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the Fund.

The Board of Trustees will also utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Board of Trustees does not represent fair value. The Fund may also fair value a security if the Fund believes that the market price is stale.  The Board of Trustees will monitor pricing policies and operations under the Fund’s fair value procedures.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) small lots or odd lots of securities for which the quoted price is not deemed reliable, (d) securities of an issuer that has entered into a restructuring; (e) securities whose trading has been halted or suspended; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  Therefore, if a shareholder purchases or redeems shares in the Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

PURCHASE AND REDEMPTION OF SHARES

The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

Fund shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form.  In most cases, in order to receive that day’s public offering price, the Transfer Agent or broker must receive your order in proper form before the close of regular trading on the NYSE, currently 4:00 p.m., Eastern Time.  Orders are in proper form only after investment money is converted to U.S. dollars.  Orders paid by check and received by the Transfer Agent or broker after 4:00 p.m., Eastern Time, will generally be available for the purchase of shares the following business day.  Shares may be purchased in cash or in kind, at the discretion of the Fund.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer.  Otherwise the Fund may delay payment until the purchase price of those shares has been collected, which may take up to 15 calendar days.  To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (1) to suspend the continued offering of the Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Selected securities brokers, dealers or financial intermediaries may offer shares of the Fund.  Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.  Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund’s daily cutoff time currently the close of regular NYSE trading.  Orders received after that time will be purchased at the next-determined net asset value.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative.  The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders.  At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling Shares Directly to the Fund

Send a signed letter of instruction to the Transfer Agent, along with any certificates that represent shares you want to sell.  The price you will receive is the next net asset value calculated after the Fund receives your request in proper form.  In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling Shares Through your Investment Representative

Your investment representative must receive your request before the close of regular trading on the NYSE (4:00 p.m., Eastern Time) to receive that day’s net asset value.  Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a medallion signature guarantee is required.  The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.  Contact the Transfer Agent for details.

Medallion signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution.  A notary public cannot provide a medallion signature guarantee.

Delivery of Proceeds

The Fund generally sends you payment for your shares the next business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Telephone Redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if such procedures are observed, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative.  The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding.  The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions in Kind

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

TAX MATTERS

The Fund intends to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.  However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund’s assets or 10% or the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).  As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.  If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares.  In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains.  Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.  Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

The Fund or the securities dealer effecting a redemption of the Fund’s shares by a shareholder will be required to file information reports with the Internal Revenue Service (“IRS”) with respect to distributions and payments made to the shareholder.  In addition, the Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

The Fund intends to declare and pay dividends and other distributions, as stated in the prospectus.  In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.  All such distributions are included in the taxable income of the shareholder in the year of declaration.

The Fund may receive dividend distributions from U.S. corporations.  To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the “dividends received” deduction.  Availability of the deduction is subject to certain holding period and debt-financing limitations.

To the extent the Fund’s income is attributable to “qualifying dividends,” the Fund will designate the corresponding portion of the dividends paid to Fund shareholders as qualifying dividends, and such portion will be subject to tax at reduced rates applicable to net capital gains.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The use of hedging strategies, such as purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund.  Income from transactions in options with regard to its business of investing in securities will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.  Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Redemptions of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares.  Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period.  All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment.  Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund.  The law firm of Blank Rome LLP has not expressed an opinion in respect thereof.  Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund.  Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.

Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008.  If a shareholder is an individual, any such ordinary income dividend that is received from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) the shareholder satisfies certain holding period and other requirements with respect to his or her Fund shares.  Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of the net capital gain of the shareholder and generally cannot be used to offset any capital losses.

Any dividend or distribution paid by the Fund reduces the Fund’s net asset value per share on the date paid by the amount of the dividend of distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on January 19, 2005.  The Trust currently consists of numerous series of shares of beneficial interest. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by Shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of Shareholders under the Agreement and Declaration of Trust or the 1940 Act.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund has only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

FINANCIAL STATEMENTS

The Annual Report for the Fund for the fiscal year ended January 31, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc.

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:  Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*    Ratings are generally given to securities at the time of issuance.  While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX B

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1:  Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1:  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”